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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                        Date of Report: November 1, 1999


                         INTERSTATE HOTELS CORPORATION
                                Foster Plaza Ten
                               680 Andersen Drive
                         Pittsburgh, Pennsylvania 15220
                                 (412) 937-0600



       Maryland                     0-26805                      75-2767215
(State of Incorporation)         (SEC File No.)              (I.R.S. Employer
                                                          Identification Number)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

           On November 1, 1999, Interstate Hotels Corporation (the "Company") acquired the Pittsburgh Airport Residence Inn by Marriott from Syracuse Office Associates, L.P. The hotel is a 156-suite extended stay lodging facility located in North Fayette Township, Pennsylvania. The Company acquired 100% of the membership interests in Interstate Pittsburgh Hotel Holdings, L.L.C. (formerly Syracuse/Pittsburgh Hotel Holdings, L.L.C.), which owns the hotel, for a total acquisition cost, including closing costs, of approximately $12.7 million. Prior to the acquisition by the Company, J. William Richardson, Vice Chairman and Chief Financial Officer of the Company, beneficially owned a 10% limited partnership interest in Syracuse Office Associates, L.P.

         The Company used cash on hand to fund the acquisition. Except for Mr. Richardson, the seller in the transaction was not affiliated with the Company.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description
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    2.1      Certificate and Agreement, dated as of November 1, 1999, by and among Syracuse Office Associates, L.P. Syracuse/Pittsburgh Hotel Holdings, L.L.C., Interstate Property Partnership, L.P. and Interstate Hotels Corporation.

    2.2 Assignment and Assumption of Membership Interest, effective as of November 1, 1999, by and between Syracuse Office Associates, L.P. and Interstate Property Partnership, L.P.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               INTERSTATE HOTELS CORPORATION

Date:  November 16, 1999
                                               By: /s/ J. William Richardson
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                                                   J. William Richardson
                                                   Vice Chairman and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)


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                                INDEX TO EXHIBITS

Exhibit No.                Description
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    2.1      Certificate and Agreement, dated as of November 1, 1999, by and among Syracuse Office Associates, L.P. Syracuse/Pittsburgh Hotel Holdings, L.L.C., Interstate Property Partnership, L.P. and Interstate Hotels Corporation.

    2.2 Assignment and Assumption of Membership Interest, effective as of November 1, 1999, by and between Syracuse Office Associates, L.P. and Interstate Property Partnership, L.P.